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                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-3 of our report dated January 29, 1999, included in Mustang Software, Inc.'s Form 10-KSB for the year ended December 31, 1998 and to all references to our Firm included in or made a part of its registration statement.



                                                  /s/ ARTHUR ANDERSEN LLP

                                                      ARTHUR ANDERSEN LLP


Los Angeles, California
May 17, 1999